Rule 497(e)
                                                             File Nos. 333-70963
                                                                   and 811-09201

                         Key Business VUL -- Prospectus

           A Flexible Premium Variable Universal Life Insurance Policy
             offered by Great-West Life & Annuity Insurance Company
                in connection with its COLI VUL-2 Series Account


                     Supplement effective January 7, 2002 to
                           the May 1, 2001 Prospectus


The Brazos Small Cap Portfolio will be closing to investors. As a result, the following paragraph is added to the list of investment options offered under the COLI VUL-2 Series Account on page ii and to the section "The Investment Options" on page seven (7) of the prospectus for the Key Business VUL:



The Division of Great-West's COLI VUL-2 Series Account that invests in the Brazos Small Cap Portfolio is closed to new investors effective January 7, 2002. The portfolio in which this Division invests its assets, the Brazos Small Cap Portfolio, will be closing.


                      Please keep this supplement for future reference.